Exhibit 99.2

SECOND ADDENDUM TO
APPENDIX A OF
THIRD AMENDED AND RESTATED SERVICE AGREEMENT, AS AMENDED

This Second Addendum to Appendix A of that certain Third Amended and Restated Service Agreement, as Amended (the "Addendum") is entered into as of this 26th day of August, 2020, by and between Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3075 Loyalty Circle, Columbus, OH 43219 and Comenity Bank (“Bank”), a Delaware state bank with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Third Amended and Restated Service Agreement as of April 23, 2019, as amended on February 20, 2020 (the “Agreement”), to outsource certain data processing activities and certain other administrative and servicing functions; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Appendix A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added, or deleted in as set forth in further detail in Exhibit A hereto.

2. Effective Date:  The amendments, additions, and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3. Miscellaneous.  Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement.  Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Second Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Servicing LLC

By: /s/ Julie Fire
Name: Julie Fire
Title: Vice President, Delivery

Comenity Bank

By: /s/ Ron Ostler
Name: Ron Ostler
Title: President

Second Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

EXHIBIT A

1.	Amendments and Additions. Set forth below are additional Performance Standards or revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
BSA/AML
• Support day-to-day functions of the Compliance function in the areas of BSA/AML/OFAC, to ensure all regulatory requirements are met.
• Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
• Support reporting for senior Bank management, committees and boards as requested
	1st Level Watch List Filtering (WLF) Alerts: • Initiate action on ≥95% of Watch List Filtering Alerts within 21 calendar days of alert generation.	M	Amended
	1st Level Suspicious Activity Monitoring (SAM) Alerts: • Initiate action on ≥95% of Suspicious Activity Monitoring Alerts within 30 calendar days of alert generation.	M	Amended
	OFAC Real Time Alerts: • Initiate action on ≥95% of OFAC Real Time Alerts within 4 calendar days of alert generation.	M	Amended
Collections
•  Manage collection of overdue accounts from initial delinquency through charge-off
• Manage special account processing including bankruptcy, deceased & fraud
• Manage collection exceptions, including but not limited to settlement offers
• Manage collection agencies and law firms retained to collect overdue accounts
•  Manage sales of accounts to debt buyers

	A same-day collection attempt will be made on at least 85% (monthly average) of the collection accounts that are downloaded daily into the dialer categories.	M	Amended
	Provide account level details to Bank on accounts to be sold as part of the debt-sales program to ensure appropriate exclusions have been applied.	M	Amended

Second Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

Service	Performance Standard	Measuring Period	Amended/ Added
Complaints Management
• Identify, capture, respond to and document complaints in system of record in accordance with definitions and requirements of the Bank policies and procedures.
• Support day-to-day functions of the Complaints Management function for Tiers 2 in the areas of investigation, response, and risk identification to ensure all regulatory requirements are met.
•  Initiate quality assurance monitoring of complaints for Tier 1 & 2 activities and provide feedback through monitoring forms and direct communication and to ensure remediation verification.
• Complete Intake complaints management functions not completed by automation. Prepare Complaints Management reporting on all Tiers of complaint data. Complete qualitative review of complaints through data mining to determine root causes driving complaints and assist in solutioning for reduction in complaints.
• Prepare Complaints Management reporting on all Tiers of complaint data. Complete qualitative review of complaints through data mining to determine root causes driving complaints and assist in solutioning for reduction in complaints.
• Other complaint management services, as requested.

Servicer's quality review for Tier 3 complaints will maintain an accuracy rate of 90% or higher. Quality management audits should consist of a minimum average of 5 customer complaint interactions per associate each month. These reviews can consist of call listening or full process reviews. Complaints must be logged with the proper primary and secondary reason utilizing targeted attributes for logging the complaint.
		M	Amended
Desktop/PC Support • Provision of hardware, software and support to ensure continuous functioning	Desktop/PC Support: Work 90% of service requests within 6 business days	M	Amended
Information Technology Services/Outsourcing
• Provide Information Technology platform and services, including outsourcing of Information Technology platform and services.
• Provide network and telecommunications access.

	Authorizations average response time is less than 3 seconds	M	Added
	Priority 1 Incidents Restored Within Defined Time	M	Added
	Priority 2 Incidents Restored Within Defined Time	M	Added
Model Development • Perform model development activities, including new models and changes to existing models as needed	Provide model monitoring report monthly	M	Added

Second Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

Service	Performance Standard	Measuring Period	Amended/ Added
• Complete model monitoring as scheduled, and provide reporting of monitoring results
• Follow Model Governance Framework
Maintain all required documentation.
• Other FLOD model services, as requested.
	Follow internal model governance framework	Q	Added
New Account Processing
• Receive and process applications received via all application channels
• Provide Credit scoring and adjudication in accordance with Bank credit criteria
• Refer application exceptions to appropriate Bank representative
• Establish approved accounts on account processing platform
• Send declined accounts adverse action letters
	New accounts average response time is less than 30 seconds	M	Added

Second Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC